Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated February 3, 2017
to the currently effective Summary Prospectus (the "Prospectus") for Series P (High Yield Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, Thomas J. Hauser and Richard de Wet, each holding the title of Portfolio Manager with Security Investors, LLC, the investment manager of the Series, are added as portfolio managers of the Series. B. Scott Minerd, Jeffrey B. Abrams and Kevin H. Gundersen remain portfolio managers of the Series.

Please Retain This Supplement for Future Reference

SUMVTHY-SUP-0217x0417